CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Putnam Variable Trust of our reports, dated as listed below, relating to the financial statements and financial highlights, which appear in each of the Funds’, as listed below, Annual Reports on Form N-CSR for the year ended December 31, 2020. We also consent to the references to us under the headings "Financial highlights" and “Independent Registered Public Accounting Firm and Financial Statements" in such Registration Statement.

Registration Name	Report Date	Fund Name

Putnam VT Diversified Income Fund	February 12, 2021	Putnam VT Diversified Income Fund
Putnam VT Emerging Markets Equity Fund	February 10, 2021	Putnam VT Emerging Markets Equity Fund
Putnam VT Focused International Equity Fund	February 11, 2021	Putnam VT Global Equity Fund
Putnam VT George Putnam Balanced Fund	February 10, 2021	Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund	February 12, 2021	Putnam VT Global Asset Allocation Fund
Putnam VT Global Health Care Fund	February 11, 2021	Putnam VT Global Health Care Fund
Putnam VT Government Money Market Fund	February 11, 2021	Putnam VT Government Money Market Fund
Putnam VT Growth Opportunities Fund	February 9, 2021	Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund	February 8, 2021	Putnam VT High Yield Fund
Putnam VT Income Fund	February 11, 2021	Putnam VT Income Fund
Putnam VT International Equity Fund	February 11, 2021	Putnam VT International Equity Fund
Putnam VT International Value Fund	February 9, 2021	Putnam VT International Value Fund
Putnam VT Large Cap Value Fund	February 10, 2021	Putnam VT Equity Income Fund
Putnam VT Mortgage Securities Fund	February 8, 2021	Putnam VT Mortgage Securities Fund
Putnam VT Multi-Asset Absolute Return Fund	February 12, 2021	Putnam VT Multi-Asset Absolute Return Fund
Putnam VT Multi-Cap Core Fund	February 10, 2021	Putnam VT Multi-Cap Core Fund
Putnam VT Research Fund	February 8, 2021	Putnam VT Research Fund
Putnam VT Small Cap Growth Fund	February 9, 2021	Putnam VT Small Cap Growth Fund
Putnam VT Small Cap Value Fund	February 12, 2021	Putnam VT Small Cap Value Fund
Putnam VT Sustainable Future Fund	February 9, 2021	Putnam VT Sustainable Future Fund
Putnam VT Sustainable Leaders Fund	February 8, 2021	Putnam VT Sustainable Leaders Fund

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2021